HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated January 24, 2012 to your Prospectus

1.  FUND REORGANIZATIONS

At a special meeting of the shareholders of the Funds, to be held on February 29, 2012, shareholders will vote on the proposed reorganization (the “Reorganization”) of the following Funds from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust:

Fund
Oppenheimer Global Strategic Income Fund - Class A
Oppenheimer International Bond Fund - Class A
Oppenheimer Main Street Select Fund - Class A
Oppenheimer Main Street Small- & Mid-Cap Fund - Class A

If the proposed Reorganizations are approved, on the effective date of the Reorganization shareholders of each Fund will receive one share of the corresponding Delaware Trust for every share that they hold of the corresponding Fund.  If approved by the shareholders, the Reorganizations are scheduled to take place in March, 2012 (“Effective Date”).

2.  FUND OBJECTIVE CHANGES

Effective March, 2012, the investment objectives for the following Sub-Accounts are deleted and replaced as follows:

Sub-Account	Investment Objective Summary
Oppenheimer Global Strategic Income Fund - Class A	Seeks total return.
Oppenheimer International Bond Fund - Class A	Seeks total return.
Oppenheimer Main Street Select Fund - Class A	Seeks capital appreciation.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.